Subsequent Events	6 Months Ended
Jun. 30, 2013
Subsequent Events [Abstract]
Subsequent Events

15. Subsequent Events

Fleet Employment

In July 2013, the Company agreed with the charterer of the M/V Coral Seas and the M/V Deep Seas, on the early termination of the respective time charter agreements for a total cash compensation of $2,250,000. Under the terms of the original time charter agreements, the vessels were expected to be redelivered to the Company in December 2013 and July 2014, respectively. Based on the early termination agreement, both vessels will be redelivered to the Company by the end of August 2013. The total cash compensation of $2,250,000, which was collected in July 2013, was agreed based on the difference between the vessels’ gross time charter rates under the respective time charter agreements, and the existing equivalent market time charter rates. The total cash compensation, net of commissions, will be recorded as gain from vessel early redelivery in the third quarter of 2013.

Loan to Affiliate

On August 5, 2013, Box Ships prepaid an amount of $5,000,000 of the unsecured loan that was granted on May 27, 2011, and reduced the outstanding balance of the respective loan to $6,000,000, as discussed in Note 4.